SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest reported): November 7, 2003

                        Diamond International Group, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                    000-29462                     73-1556428
           (Commission File Number)    (IRS Employer Identification No.)

              405 Park Avenue, 15th Floor, New York, New York 10022
               (Address of Principal Executive Offices)(Zip Code)

                                 (403) 261-8888
              (Registrant's Telephone Number, Including Area Code)




          (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

On November 7, 2003 (the "Effective Date"), pursuant to a Share Exchange Agreement between Diamond International Group, Inc. ("Diamond" or the "Company"), a Delaware corporation and Organetix, Inc. ("Organetix"), a Delaware corporation and all of the shareholders of Organetix ("Agreement"), Diamond acquired all of the shares of Organetix from Organetix in consideration for the issuance of 64,000,000 restricted shares of Diamond to the Organetix shareholders. Pursuant to the Agreement, Organetix became a wholly owned subsidiary of the Company has filed a Certificate of Amendment with the State of Delaware changing its name to Organetix, Inc.

Pursuant to the terms of the Agreement, Sylvio Martini resigned as the sole director of the Company and L.B. (Brad) Clarke was appointed to the Board of Directors. In addition, Sylvio Martini resigned as President, Chief Executive Officer and Chief Financial Officer of the Company and Brad Clarke was named as President, Chief Executive Officer and Chief Financial Officer of the Company.

The Acquisition was approved by the unanimous consent of the Board of Directors of the Company and by unanimous consent of the Board of Directors of Organetix on October 31, 2003.

The following table sets forth information regarding the beneficial ownership of the shares of the Common Stock (the only class of shares previously issued by the Company) on November 14, 2003, by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding shares of Common Stock, (ii) each director of the Company, (iii) the executive officers of the Company, and (iv) by all directors and executive officers of the Company as a group, prior to and upon completion of this Offering. Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at the address of the Company.

                    NAME OF                 SHARES OF
TITLE OF CLASS      BENEFICIAL OWNER        COMMON STOCK     PERCENT OF CLASS
--------------------------------------------------------------------------------
Common              Amma Corporation        46,200,000            60.50%

Common              Dr. Jose Cabanillas      4,000,000             5.61%

Common              L.B. (Brad) Clarke         (1)                 (1)

DIRECTORS AND                                  (1)                 (1)
OFFICERS AS A
GROUP


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(1) Mr. Brad Clarke,  the sole  Officer and  Director of the  Company,  does not directly own any shares of the Company. However, Mr. Clarke is the principal shareholder of Amma Corporation which owns 46,200,000 shares of the Company and Mr. Clarke is also the principal shareholder of Lennox Resources Ltd. which owns 280,000 shares of the Company.

The  following is a  biographical  summary of the  directors and officers of the
Company:

L.B. (BRAD) CLARKE, 48, has been President, Chief Executive Officer, Chief Financial Officer and Director of the Company since November 7, 2003. Brad Clarke has over 28 years of business experience. For 23 of these years he has been providing management consulting internationally. His experience ranges from being on project management teams of mega projects to being the president of a successful accounting and management consulting practice.

Mr. Clarke has assisted numerous firms and individuals in managing their affairs. His domestic and international experience, industry contacts, finance, negotiating and management skills have been proven by meeting and accomplishing the short and long-term goals. Mr. Clarke specializes in project management; accounting; joint venture and internal auditing; personnel; production, revenue, and royalty consulting; software systems; management consulting; joint venture management and project construction.

Some major clients include Marathon Canada Limited, Conoco Canada Resources Limited, Total Petroleum Canada Ltd., Goldman Sachs (J. Aron Resources Ltd.), Signalta Resources Ltd., Shell Canada Ltd., Harvard International Group, and Esso Resources Canada Ltd. (Exxon). His experience in making appropriate recommendations and decisions is demonstrated through the success of his consulting practice.

Mr. Clarke has also been directly involved in the complementary and integrated medicine industry for the past 11 years. He is a devoted student of Qi Gong, Traditional Chinese Medicine and herbology. He is also currently the Director and an instructor of Qi Gong at the Calgary Qi Gong Centre. One of his key areas of focus is teaching and informing children through the elderly of simple self help, preventative medicine practices and therapies that can significantly reduce anger, negative stress and improve their immune system and foster happiness.

Mr. Clarke also teaches Joint Venture Agreements, Accounting and Auditing courses that he authored and which are sponsored by the PJVA and CAPPA through SAIT, Mount Royal College and private seminars. He was a director and treasurer of the Petroleum Joint Venture Association (PJVA) for three years. He has spoken at Insight Conferences and has chaired one Insight Conference.

Mr. Clarke is President of a company that established harvesting, manufacturing, production and packaging of medicinal plant products internationally.

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

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the Agreement, the Company acquired one hundred percent (100%) of the issued and outstanding shares of common stock of Organetix for 64,000,000 shares of common stock of the Company. Pursuant to the Agreement, Organetix became a wholly owned subsidiary of the Company.

Organetix is a biotechnology company that has the exclusive worldwide license for the formula of a proprietary medical discovery relating to the liver. Organetix will patent, research, develop, produce and sell this proprietary liver product initially as a nutraceutical. This liver product has been used specifically to treat patients with Hepatitis C. Limited research shows it is regenerating liver tissue thus allowing the liver to begin functioning again despite years of damage from the virus. Therefore, this product may be useful for treating all liver disorders including cirrhosis and may someday eliminate most liver transplants. Much like insulin being used for diabetes, this proprietary liver product does not cure Hepatitis C but has the capability of regenerating the liver.

Management, together with research and medical advisors are reporting that the formula, in the limited tests conducted to date eliminates most of the symptoms of Hepatitis C quickly and effectively without any known side effects. The liver product will directly compete in a billion dollar market that currently exists around the world. Additional testing will be ongoing. Analog products will also be evaluated.

Organetix will specialize in researching, developing and patenting bioactive compounds and their unique formulas and processes from plants having a unique history of medicinal use. We feel that Nutraceuticals and Bioceuticals are the foundations for the new and exciting drugs to be discovered in the 21st Century.

The following describes the Company's immediate priorities:

1. Register patents and research synthesis of the existing nutraceuticals and bioceuticals from the licensed liver product;
2.  Develop new nutraceuticals and bioceuticals from the licensed liver product;
3. Sub-license, market and distribute the licensed liver products with strategic partners.

ALLIANCES & COLLABORATIONS

The following sets forth alliances and collaborations which we have established to further our goals:

1. Dr. Eloy Rodriguez of Cornell University and the University of Miami will assist in the research and phytochemistry of the liver product. Further collaboration could result in the Company's use of research facilities in the Dominican Republic, the Amazon, Miami and in New York.

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2.  Dr.  Brad  Thompson,  President  and Dr.  Matt  Coffey,  Vice  President  of
    Oncolytics Biotech Inc. (a publicly held Canadian company), both PhD' s, have agreed to assist with the research and patent process and all subsequent drug and/or nutraceutical registration steps.

3. Organetix, Inc. has also had discussions relating to future clinical testing with Dr. Erminia M. Guarneri, F.A.C.C., Medical Director of Scripps Center for Integrative Medicine in La Jolla California.

4. Dr. Howard Rosenfeld who presently has an active Internal Medicine private practice in New York has agreed to join Organetix, Inc. as a Medical Advisor. Over the past ten years he has been a consultant and advisor to numerous private and public companies. Dr. Rosenfeld has a post-doctorate degree from Columbia University. He has been a Clinical Instructor at Methodist Hospital, an affiliate of Mt. Sinai Hospital, New York. Over the past fifteen years, Dr. Rosenfeld has been treating patients suffering from Hepatitis C and other liver ailments.

THE SALES AND MARKETING FOR THE LIVER PRODUCT

Our sales and marketing strategy is to immediately start selling the Liver Product as soon as the patents are filed. We plan to be selling within 12 months or sooner. Strategic alliances and sub-licensing will allow us to distribute larger volumes.

Because Hepatitis C is experiencing epidemic proportions, we plan to use the multi-media already available. There are Hepatitis C patients, web sites, organizations and liver specialists all over the world very well connected by e-mail and newsletters. The news media will also be used to expand the information knowledge base of our products. Word of mouth alone will be powerful and worldwide.

The database of doctors and patients available today will allow us an inexpensive way of communicating our solution. Foundations around the world may be interested in providing our product to less fortunate children and adults who cannot afford to purchase our liver product.

PATENT PROTECTION

Patent protection will make our product proprietary and will protect our shareholders, offering a secure position for sub-licensing and selling around the world. Management is currently engaged in discussions with research professionals for purposes of providing scientific DNA fingerprinting, active ingredient identification, HPLC testing and patent protection.

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

RISK FACTORS

LIMITED OPERATING HISTORY. The Company has a limited operating history and the Company's prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in early stages of development. Such risks include, but are not limited to, an evolving and unproven business model and the management of growth. To address these risks, the Company must, among other things, significantly increase its customer base, implement and successfully execute its business and marketing strategy, respond to competitive developments, and attract, retain and motivate qualified personnel. There is no assurance that the Company's business strategy will be successful, or that additional capital will not be required to continue business operations. The Company is in the process of restructuring and therefore is essentially in the early stages of its development. The Company has limited material tangible assets. To date, the Company has no revenues and as a result of the significant expenditures that the Company plans to make in sales and marketing, research and development and general and administrative activities over the near term, the Company expects that it will continue to incur significant operating losses and negative cash flows from operations on both a quarterly and annual basis for the foreseeable future. For these and other reasons, there can be no assurance that the Company will ever achieve or be able to sustain profitability.

DEPENDENCE ON KEY MANAGEMENT. The Company is highly dependent on the services of Brad Clarke, the sole officer and director of the Company as well as Dr. Jose Cabanillas. The loss of the services of these individuals could have a materially adverse impact on the Company. The Company does not currently maintain any key-man life insurance policy with respect to these key management personnel.

LIMITED FINANCIAL RESOURCES. The Company has limited financial resources, has no source of operating cash flow and has no assurance that additional funding will be available to it for further development of its product or to fulfil its obligations under any applicable agreements. If the Company's product is successful, additional funds will be required for the development and marketing of the product. The only source of future funds presently available to the Company is through the sale of equity capital.

POSSIBLE DIFFICULTY IN RAISING ADDITIONAL EQUITY CAPITAL. There is no assurance that the Company will be able to raise equity capital in an amount which is sufficient to continue operations. In the event the Company requires financing, the Company will seek such financing through bank borrowing, debt or equity financing, corporate partnerships or otherwise. There can be no assurance that such financing will be available to the Company on acceptable terms, if at all. The Company does not presently have a credit line available with any lending institution. Any additional equity financing may involve the sale of additional shares of the Company's Common Stock or Preferred Stock on terms that have not yet been established.

RISKS OF RAPID GROWTH. The Company anticipates a period of rapid growth, which may place strains upon the Company's management and operational resources. The Company's ability to manage growth effectively will require the Company to integrate successfully its business and administrative operations into one dynamic management structure.

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POSSIBLE ISSUANCE OF ADDITIONAL SHARES.  The Company has authorized  100,000,000 shares of Common Stock. The Company presently has issued and outstanding 76,361,014 shares of Common Stock, the only class of stock of the Company for which shares have been previously issued. As of November 17, 2003, the Company will have authorized, but un-issued, 23,638,986 shares of Common Stock which are available for future issuance. The Company may issue shares of Common Stock beyond those already issued for cash, services, or as further employee incentives. To the extent that additional shares of Common Stock or Preferred Stock are issued, the percentage of the Company's issued and outstanding shares of stock shall be increased and the issuance may cause dilution in the book value per share.

DIVIDENDS NOT LIKELY. No dividends on the Company's Common Stock have been declared or paid by the Company to date. The Company does not presently intend to pay dividends on shares for the foreseeable future, but intends to retain all earnings, if any, for use in the Company's business. There can be no assurance that dividends will ever be paid on the Common Stock of the Company.

COMPLIANCE WITH GOVERNMENT REGULATION. The Company will be required to comply with all regulations, rules and directives of governmental authorities and agencies applicable to medical industry in the United States generally. There can be no assurance that such approvals will be obtained. The cost and delay involved in attempting to obtain such approvals cannot be known in advance.

The FDA and comparable regulatory authorities in foreign countries extensively and rigorously regulate our products, product development activities and manufacturing processes. In the U.S., the FDA regulates the introduction of medical devices as well as the manufacturing, labeling and record-keeping procedures for such products. We are required to:

     o  obtain clearance before we can market and sell our product;
     o satisfy content requirements applicable to our labeling, sales and promotional materials;
     o  comply with manufacturing and reporting requirements; and
     o  undergo rigorous inspections.

In the event that we need to obtain marketing clearance from the FDA, it may be costly and time consuming. We cannot assure you that our future products will obtain FDA clearance on a timely basis, or at all. Our product must also comply with laws and regulations in foreign countries in which we market such products. In general, the extent and complexity of medical regulation is increasing worldwide. This trend may continue, and the cost and time required to obtain marketing clearance in any given country may increase as a result. We cannot assure you that our products will obtain any necessary foreign clearances on a timely basis, or at all.

SUCCESS OF OUR PRODUCT. We cannot assure you that our product will be proven successful and approved by the FDA. While we will focus on patenting, researching and developing, producing and selling this proprietary Liver Product, there is no assurance that this product will be successful in treating patients with Hepatitis C. Limited research shows that this product assists in

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

the regeneration of liver tissue thus allowing the liver to begin functioning again despite years of damage from the virus. Management, together with research and medical advisors are reporting that our formula, in the limited tests conducted to date, eliminates most of the symptoms of Hepatitis C quickly and effectively without any known side effects. However, to date, extensive testing on this product has not been completed and therefore we are not sure if this product will be proven successful. We will need to fund multiple research studies throughout the lifecycle of our product to provide statistically significant scientific data to regulatory agencies.

The FDA and foreign regulatory agencies will require scientific clinical outcomes data and cost effectiveness data. We will need to provide this data throughout our products' lifecycles. Governmental agencies may change the frequency and breadth of clinical research required, potentially significantly increasing our costs. We cannot assure you that our outcomes data will be adequate to meet FDA requirements. If our outcomes data does not meet such requirements, we may be unable to sell our product.

INTELLECTUAL PROPERTY PROTECTION. We will depend on our intellectual property and any failure to protect that intellectual property could adversely affect our ability to meet future expectations. Failure to protect our existing intellectual property rights may result in the loss of our exclusivity and thus could reduce our sales potential. We will rely on patent and trademark law to protect our intellectual property but we may be forced to rely upon common-law protection with respect to our trade secrets and other proprietary matters. To date we have not applied for a patent for our product. In the absence of patent protection, we may be vulnerable to competitors who attempt to copy our products or methods. Consequently, it may be extremely difficult for us to enforce our proprietary rights and thereby prevent competitors from selling or otherwise infringing on our products. Outside the U.S., Canada, and Mexico, effective patent and trademark protection may not be applied for or may be limited or costly. We believe that we have obtained all rights necessary to patent our product without infringement on rights or patents. We will seek to achieve profitability through aggressive promotion and marketing of our patents and by developing customer relationships, which could provide a contractual basis for profits irrespective of proprietary infringements.

SUBSTANTIAL COMPETITION. A number of the Company's competitors have significantly greater financial, technical, administrative, manufacturing, marketing and other resources than the Company. These competitors may be able to respond more quickly to new or changing opportunities and technologies than we can. Moreover, current and potential competitors have established or may establish cooperative relationships among themselves or with third parties or may consolidate to enhance their services and products. We expect that new competitors or alliances among competitors will emerge and may acquire significant market share.

Company must overcome significant barriers to enter into this business as a result of its limited operating history and financial resources. Many of its competitors have substantially greater financial, technical, managerial and marketing resources, longer operating histories and name recognition. Such competitors may be able to devote more resources than us. There can be no assurance that the Company will be able to compete effectively with current or future competitors or that the competitive pressures faced by the Company will

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

not have a material adverse effect on the Company's business, financial condition and operating results.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired

Financial statements of the Company will be filed by an amendment to this Report within 60 days after this Report must be filed.

(b) Pro forma financial information

Pro forma financial information will be furnished with the aforementioned amendment.

(c) Exhibits

Number   Exhibit

2.1 Share Exchange Agreement dated October 31, 2003 by and among Diamond International Group, Inc. and Organetix, Inc.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DIAMOND INTERNATIONAL GROUP, INC.


                                      By: /s/  Brad Clarke
                                          -----------------------------
                                               Brad Clarke
                                               President

November 18, 2003


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